Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2005

Langer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12991	11-2239561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Commack Road, Deer Park, New York	11729 4510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-667-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm.

(i) On December 22, 2005, Langer, Inc. (the “Company”) dismissed Deloitte & Touche LLP as its independent registered public accounting firm.

(ii) The report of Deloitte & Touche LLP on the Company’s financial statements and financial statement schedule for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company’s Audit Committee recommended and approved the decision to change independent registered public accounting firms.

(iv) In connection with the audits of the Company’s financial statements for each of the two most recently completed fiscal years and through December 22, 2005, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that on November 18, 2005, Deloitte & Touche LLP advised the Company’s Audit Committee of a material weakness in internal control over financial reporting relating to the accounting for stock options and restricted stock as disclosed in the Company’s Form 10-Q for the three months ended September 30, 2005.

(v) The Company has given permission to Deloitte & Touche LLP to respond fully to the inquiries of the successor auditor, including concerning the subject matter of this reportable event.

(vi) The Company has requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. Such letter will be filed by amendment.

(b) New independent registered public accounting firm.

(i) On December 22, 2005, on the recommendation of the Company’s Audit Committee, the Company engaged BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2005.

(ii) During the two most recent fiscal years and through December 22, 2005, the Company has not consulted with BDO regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission regarding change in certifying accountants, which will be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005

LANGER, INC.

By:	/s/Joseph P. Ciavarella
Joseph P. Ciavarella
Vice President and Chief Financial Officer